UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2015

Patriot National, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 1650 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

(954) 670-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2015, Patriot National, Inc. (the “Company”) entered into an asset purchase agreement (the “Acquisition Agreement”) with Phoenix Risk Management, Inc., a California corporation (“Phoenix”), pursuant to which the Company agreed to acquire substantially all of the assets of Phoenix for $1,099,000 in cash plus a performance-based cash earn-out of up to $3,000,000. Pursuant to the Acquisition Agreement, Phoenix will be entitled to an annual earn-out payment of up to $1,000,000 for the next three years subject to reduction on a pro-rata basis if the level of premium earned within the first year does not meet certain targets. The Company did not assume any material liabilities. The transaction closed on February 4, 2015.

The foregoing summary of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement itself, which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On February 5, 2015, the Company purchased 98.2% of the membership interests of DecisionUR, LLC, a California limited liability company which provides web-based Utilization Review Software for the worker’s compensation industry for $2.2 million in cash. The membership interests, previously held by Six Points Investment Partners, LLC, were transferred to the Company pursuant to an Assignment and Assumption Agreement, which is attached hereto as Exhibit 99.1. The transaction closed on February 5, 2015.

On February 5, 2015, the Company issued a press release regarding the Acquisition Agreement described above and the Assignment and Assumption Agreement, a copy of which is attached hereto as Exhibit 99.2.

This information and the information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are attached to this Current Report on Form 8-K

Exhibit No.	Exhibit

2.1	Asset Purchase Agreement dated as of January 31, 2015 by and among Patriot National, Inc. and Phoenix Risk Management, Inc.

99.1	Assignment and Assumption Agreement dated as of February 5, 2015 by and among Six Points Investment Partners, LLC, a Delaware limited liability company (“Assignor”), Patriot National, Inc. (“Assignee”), Dr. Lester L. Sacks (“Sacks”), Rajesh Arora (“Arora”), and Kathleen Torres.

99.2	Press release dated as of February 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

Date: February 5, 2015	By:	/s/ Christopher A. Pesch
	Name:	Christopher A. Pesch
	Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Asset Purchase Agreement dated as of January 31, 2015 by and among Patriot National, Inc. and Phoenix Risk Management, Inc.

99.1	Assignment and Assumption Agreement dated as of February 5, 2015 by and among Six Points Investment Partners, LLC, a Delaware limited liability company (“Assignor”), Patriot National, Inc. (“Assignee”), Dr. Lester L. Sacks (“Sacks”), Rajesh Arora (“Arora”), and Kathleen Torres.

99.2	Press release dated as of February 5, 2015.